UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2014

GRAN TIERRA ENERGY INC.

(Exact name of Registrant as specified in its charter)

Nevada	98-0479924
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number: 001-34018

300, 625 11th Avenue S.W.

Calgary, Alberta, Canada T2R 0E1

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (403) 265-3221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 25, 2014, Gran Tierra Energy Inc. (“Gran Tierra Energy”), through several of its indirect subsidiaries (the “Selling Subsidiaries”), sold to Madalena Energy Inc. ("Madalena") Gran Tierra Energy’s Argentina business unit for aggregate consideration of approximately US$69 million, comprising US$55 million in cash and US$14 million in Madalena shares. The sale was made pursuant to agreements entered into by the Selling Subsidiaries (the “Agreements”), a description of which is set forth in the Current Report on Form 8-K filed by Gran Tierra Energy on June 4, 2014, and is incorporated by reference here.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following Unaudited Condensed Pro Forma Consolidated Financial Statements are included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference:

i.	Condensed Pro Forma Consolidated Balance Sheet (Unaudited) as at March 31, 2014

ii.	Condensed Pro Forma Consolidated Statement of Operations (Unaudited) For the Three Months Ended March 31, 2014

iii.	Condensed Pro Forma Consolidated Statement of Operations (Unaudited) For the Year Ended December 31, 2013

iv.	Condensed Pro Forma Consolidated Statement of Operations (Unaudited) For the Year Ended December 31, 2012

v.	Condensed Pro Forma Consolidated Statement of Operations (Unaudited) For the Year Ended December 31, 2011

vi.	Notes to the Unaudited Pro Forma Consolidated Financial Statements

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit Number	Description
2.1	Share Purchase and Sale Offer, dated May 29, 2014, by Gran Tierra Petroco Inc.*

2.2	Share Purchase and Sale Offer, dated May 29, 2014, by Gran Tierra Energy Inc., an Alberta corporation, and PCESA Petroleros Canadienses De Ecuador S.A.*

99.1	Unaudited Condensed Pro Forma Consolidated Financial Statements

* The schedules and/or exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of the omitted schedules and/or exhibits will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2014	GRAN TIERRA ENERGY INC.

	By:	/s/ James Roson
James Roson
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Share Purchase and Sale Offer, dated May 29, 2014, by Gran Tierra Petroco Inc.*

2.2	Share Purchase and Sale Offer, dated May 29, 2014, by Gran Tierra Energy Inc., an Alberta corporation, and PCESA Petroleros Canadienses De Ecuador S.A.*

99.1	Unaudited Condensed Pro Forma Consolidated Financial Statements

* The schedules and/or exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of the omitted schedules and/or exhibits will be furnished to the Securities and Exchange Commission upon request.